UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

____________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 31, 2003

                         Programmer's Paradise, Inc.
(Exact name of Registrant as specified in its charter)

Delaware	000-26408	13-3136104
(State of Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number	Identification No.)

1157 Shrewsbury Avenue, Shrewsbury, New Jersey	07702
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (732) 389-8950

Item 7. Financial Statements, Pro-Forma Financial Information and Exhibits

(c)      Exhibits

99.1    Press Release dated July 31, 2003 announcing 2003 second

           quarter financial results.

Item 9 and Item 12. Regulation FD Disclosure and Results of Operations and Financial Condition

On July 31, 2003, Programmer's Paradise, Inc. issued a press release announcing its 2003 second quarter financial results. The information contained in the press release, which is attached as Exhibit 99.1 to this report, is incorporated by reference herein and is furnished pursuant to Item 9, "Regulation FD Disclosure" and Item 12, "Results of Operations and Financial Condition."

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROGRAMMER'S PARADISE, INC.

Dated: July 31, 2003	By:	/s/ Simon F. Nynens
Simon F. Nynens
Chief Financial Officer

Index to Exhibits
Exhibit No.	Description

99.1	Press Release dated July 31, 2003 announcing 2003 second quarter financial results.